UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2006

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                      000-51208                20-2659598
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


81 Court Street Brooklyn, NY                                             11201
--------------------------------------                                ----------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operation and Financial Condition.
                ---------------------------------------------

     On January 30, 2006, Brooklyn Federal Bancorp, Inc. (the "Company") issued a press release reporting its financial results for the three months ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.


Item 9.01.      Financial Statements and Exhibits
                ---------------------------------
(c)  Exhibits.

        Exhibit No.     Description
        -----------     -----------

          99.1 Press release issued by the Company on January 30, 2006 announcing its financial results for the three months ended December 31, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BROOKLYN FEDERAL BANCORP, INC.



DATE:  January 31, 2006               By:  /s/ Angelo J. Di Lorenzo
                                           -------------------------------------
                                           Angelo J. Di Lorenzo
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

        Exhibit No.     Description
        -----------     -----------

           99.1         Press release dated January 30, 2006